==================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 3, 2003
Date of Report (Date of earliest event reported)

FIRSTBINGO.COM
(Exact name of registrant as specified in its charter)

NEVADA	000-31289	88-0256854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 Huron Street Toronto, Ontario Canada M5R 2R3
(Address of principal executive offices including zip code)

(416) 281-3335
Registrant's telephone number, including area code

None
(Former name or former address, if changed since last report.)

==================================================================================

ITEM 7.       FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Description
99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

See Press Release attached.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 3rd day of November, 2003.

FIRSTBINGO.COM (Registrant)
BY:	/s/ Richard Wachter
Richard Wachter President, Principal Financial Officer, and a member of the Board of Directors